                                POWER OF ATTORNEY

         I, Steven Schottenstein, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Kerrii B. Anderson, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                                       /s/  Steven Schottenstein
                                                       -------------------------
                                                       Steven Schottenstein
                                                       Director

                                POWER OF ATTORNEY

         I, Lewis R. Smoot, Sr., a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Kerrii B. Anderson, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                                        /s/  Lewis R. Smoot, Sr.
                                                        ------------------------
                                                        Lewis R. Smoot, Sr.
                                                        Director

                                POWER OF ATTORNEY

         I, Holly S. Kastan, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Kerrii
B. Anderson, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                                          /s/  Holly S. Kastan
                                                          ----------------------
                                                          Holly S. Kastan
                                                          Director

                                POWER OF ATTORNEY

         I, Irving E. Schottenstein, am Chief Executive Officer and a director of M/I Schottenstein Homes, Inc. (the "Company"), and I do hereby constitute and appoint Robert H. Schottenstein and Kerrii B. Anderson, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacities as principal executive officer and a director of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacities indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                    /s/  Irving E. Schottenstein
                                    --------------------------------------------
                                    Irving E. Schottenstein
                                    Chief Executive Officer (principal executive
                                         officer)
                                    Director

                                POWER OF ATTORNEY

         I, Friedrich K. Bohm, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Kerrii
B. Anderson, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                                         /s/  Friedrich K. Bohm
                                                         -----------------------
                                                         Friedrich K. Bohm
                                                         Director

                                POWER OF ATTORNEY

         I, Norman L. Traeger, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Kerrii
B. Anderson, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                                        /s/  Norman L. Traeger
                                                        ------------------------
                                                        Norman L. Traeger
                                                        Director

                                POWER OF ATTORNEY

         I, Amy D. Schottenstein, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Kerrii B. Anderson, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                                 /s/  Amy D. Schottenstein
                                                 -------------------------------
                                                 Amy D. Schottenstein
                                                 Director

                                POWER OF ATTORNEY

         I, Eric J. Schottenstein, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Kerrii B. Anderson, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                                /s/  Eric J. Schottenstein
                                                --------------------------------
                                                Eric J. Schottenstein
                                                Director

                                POWER OF ATTORNEY

         I, Robert H. Schottenstein, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Kerrii B. Anderson my true and lawful attorney and agent, with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorney and agent, or her substitute or substitutes, shall do or cause to be done by virtue hereof.




                                                 /s/  Robert H. Schottenstein
                                                 -------------------------------
                                                 Robert H. Schottenstein
                                                 Director

                                POWER OF ATTORNEY

         I, Kerrii B. Anderson, Chief Financial Officer (principal financial and accounting officer) of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein my true and lawful attorney and agent, with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as the principal financial and accounting officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacities indicated above, the 1996 Form 10-K and any and all amendments to such 1996 Form 10-K; and I do hereby ratify and confirm all that the said attorney and agent, or her substitute or substitutes, shall do or cause to be done by virtue hereof.




                                 /s/  Kerrii B. Anderson
                                 -----------------------------------------------
                                 Kerrii B. Anderson
                                 Chief Financial Officer (principal financial
                                      and accounting officer)